EXHIBIT 99.1

PLAN B ENTERPRISES, INC.
Unaudited Condensed Financial Statements
For the Nine Months Ended September 30, 2015 and 2014

PLAN B ENTERPRISES, INC.

PLAN B ENTERPRISES, INC.
Condensed Balance Sheets

	September 30, 2015	December 31, 2014
	(unaudited)
ASSETS

Current Assets:
Cash and cash equivalents	$669,152	$339,381
Accounts receivable	2,715,371	285,981
Related party receivable - Plan D Enterprises	23,750	23,750
Employee loan receivable	4,200	4,200
Costs in excess of billings	1,097,465	95,144
Inventory	413,892	257,092
Prepaid expenses	-	48,000

Total Current Assets	4,923,830	1,053,548

Property and Equipment:
Property and equipment	647,164	642,787
Less: Accumulated depreciation	(218,580)	(146,639)

Net Property and Equipment	428,584	496,148

Total Assets	$5,352,414	$1,549,696

LIABILITIES AND STOCKHOLDER EQUITY

Current Liabilities:
Accounts payable	$2,207,712	$42,608
Customer deposits	-	29,105
Line of credit	137,340	196,477
Billings in excess of costs	1,765,743	228,974
Current portion of long-term debt	74,043	71,362

Total Current Liabilities	4,184,838	568,526

Long-Term Liabilities:
Long-term debt, net of current portion	206,014	261,647

Total Long-Term Liabilities	206,014	261,647

Total Liabilities	4,390,852	830,173

Stockholder Equity:

Common stock, no par value, 100,000 shares authorized, 1,000 shares issued and outstanding	37,217	37,217
Retained earnings	924,345	682,306

Total Stockholder Equity	961,562	719,523

Total Liabilities and Stockholder Equity	$5,352,414	$1,549,696

See the accompanying notes to these unaudited condensed financial statements.

PLAN B ENTERPRISES, INC.
Condensed Statements of Income
For The Nine Months Ended September 30, 2015 and 2014
(unaudited)

	2015	2014

Revenues	$8,334,849	$6,667,574

Costs of revenues	(6,705,080)	(5,664,926)

Gross Profit	1,629,769	1,002,648

Operating Expenses
General and administrative expenses	838,451	564,383

Total Operating Expenses	838,451	564,383

Income Before Other Income (Expenses)	791,318	438,265

Other Income (Expenses):
Gain on sale of assets	2,146	-
Interest Expense	(20,942)	(9,517)
Other income	3,740	10,608

Total Other (Expenses) Income	(15,056)	1,091

Income Before Income Taxes	776,262	439,355

Income Tax Expense	(11,906)	(1,479)

Net Income	$764,356	$437,876

See the accompanying notes to these unaudited condensed financial statements.

PLAN B ENTERPRISES, INC.
Condensed Statements of Stockholder Equity
For the Nine Month Period Ended September 30, 2015

	Common stock		Retained
	Shares	Amount	Earnings	Total
Balance at December 31, 2014	1,000	37,217	682,306	719,523

Distributions to Stockholder	-	-	(522,317)	(522,317)

Net income	-	-	764,356	764,356

Period ended September 30, 2015 (unaudited)	1,000	$37,217	$924,345	$961,562

See the accompanying notes to these unaudited condensed financial statements.

PLAN B ENTERPRISES, INC.
Condensed Statements of Cash Flows
For The Nine Months Ended September 30, 2015 and 2014
(unaudited)

	2015	2014

Cash Flows From Operating Activities:
Net income	$764,356	$437,876
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	78,597	57,886
(Gain) on sale of asset	(2,146)	-
Changes in Assets and Liabilities:
(Increase) Decrease in:
Accounts receivable	(2,429,390)	(192,073)
Employee loan receivable	-	(4,200)
Costs in excess of billings	(1,002,321)	(156,183)
Inventory	(156,800)	(231,952)
Prepaid expenses	48,000	1,600
Increase (Decrease) in:
Accounts payable	2,165,105	397,942
Customer deposits	(29,105)	-
Billings in excess of costs	1,536,769	91,274

Net Cash Provided by Operating Activities	973,065	402,170

Cash Flows From Investing Activities:
Acquisition of property and equipment	(14,888)	(285,102)
Proceeds from asset sale	6,000	-

Net Cash (Used in) Investing Activities	(8,888)	(285,102)

Cash Flows From Financing Activities:
(Payments to) proceeds from line of credit	(59,137)	178,396
(Payments to) bank overdraft	-	(8,787)
Proceeds from long-term borrowings	-	380,593
Payments on long-term borrowings	(52,952)	(34,540)
Stockholder distributions	(522,317)	(335,962)

Net Cash (Used in) Provided by Financing Activities	(634,406)	179,700

Net Increase in Cash and Cash Equivalents	329,771	296,768

Cash and Cash Equivalents, Beginning of Year	339,381	250

Cash and Cash Equivalents, End of Year	$669,152	$297,018

Supplemental Disclosures of Cash Flow Information:
Interest paid	$20,786	$8,997

California state income taxes paid	$18,760	$1,479

See the accompanying notes to these unaudited condensed financial statements.

PLAN B ENTERPRISES, INC.
Condensed Notes to Financial Statements
September 30, 2015 and 2014
(unaudited)

1.      ORGANIZATION AND LINE OF BUSINESS

Organization
Plan B Enterprises, Inc. (d/b/a Elite Solar & Universal Racking Solutions) (the Company) was incorporated in the State of California on August 24, 2011. The Company operations are based in Durham, California.

Nature of Business
The Company designs and installs photovoltaic systems for residential, commercial, agricultural, and municipal customers.

The accompanying unaudited financial statements of the Company have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all normal recurring adjustments considered necessary for a fair presentation have been included.  Operating results for the nine months ended September 30, 2015 are not necessarily indicative of the results that may be expected for the year ending December 31, 2015. For further information refer to the audited financial statements and footnotes thereto included in the Company's audited report for the year ended December 31, 2014 and 2013.

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of the Company is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition
Revenues and related costs on construction contracts are recognized using the “percentage of completion method” of accounting in accordance with ASC 605-35, Accounting for Performance of Construction Type and Certain Production Type Contracts. Under this method, revenues and related expenses are recognized over the performance period of the contract in direct proportion to the costs incurred as a percentage of total estimated costs for the entirety of the contract. Costs include direct material, direct labor, subcontract labor, and any allocable indirect costs. All un-allocable indirect costs and corporate general and administrative costs are charged to the periods as incurred. However, in the event a loss in a contract is foreseen, the Company will recognize the loss as it is determined. The Asset, “Costs in excess of billings”, represents costs and revenues recognized in excess of amounts billed on contracts in progress. The Liability, “Billings in excess of costs”, represents billings in excess of costs and revenues recognized on contracts in progress.

While construction contracts are the primary source of income for the Company, the Company also sells racking system materials and supplies to third parties. Revenues and expenses related to this activity are recognized on the accrual basis of accounting.

Accounts Receivable
The Company performs ongoing credit evaluation of its customers. Management closely monitors outstanding receivables based on factors surrounding the credit risk of specific customers, historical trends, and other information, and records bad debts using the direct write-off method. Generally accepted accounting principles require the allowance method be used to reflect bad debts, however, the effect of the use of the direct write-off

PLAN B ENTERPRISES, INC.
Condensed Notes to Financial Statements
September 30, 2015 and 2014
(unaudited)

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (Continued)

method is not materially different from the results that would have been obtained had the allowance method been followed. Accounts receivable are presented net of an allowance for doubtful accounts of $0 at September 30, 2015 and December 31, 2014.

Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, demand deposits with banks, and all highly liquid investments with original maturities of three months or less.

Concentration Risk
Cash includes amounts deposited in financial institutions in excess of insurable Federal Deposit Insurance Corporation (FDIC) limits. At times throughout the year, the Company may maintain cash balances in certain bank accounts in excess of FDIC limits. The company has not experienced any losses in such accounts and believes it is not exposed to any significant risk in these accounts. At September 30, 2015 and December 31, 2014, there were approximately $242,000 and $0, respectively, in cash balances over the federal insurance limit.

Inventory
Inventory is valued at lower of cost or market and is determined by the average cost method and it consists of finished goods.

Property and Equipment
Property and equipment are stated at cost, and expenditures for additions, improvements, and betterments, if material, are generally capitalized. Normal repairs and maintenance are expensed. The cost of assets retired or otherwise disposed of and the related accumulated depreciation are eliminated from the accounts and the resulting gain or loss is reflected in the statement of income.

Depreciation on property and equipment is computed using the straight-line method over estimated useful lives as follows:

Furniture and equipment	5 – 7 Years
Construction equipment	5 – 7 Years
Vehicles	5 – 7 Years
Leasehold improvements	7 – 15 Years

Fair Value of Financial Instruments
The carrying amount of cash, contract receivable and accounts payable, as applicable, approximates fair value due to the short term nature of these items in relation to current market conditions.

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. Assets and liabilities that are measured at fair value are reported using a three-level fair value hierarchy that prioritizes the inputs used to measure fair value. This hierarchy maximizes the use of observable inputs and minimizes the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

Level 1 – Unadjusted quoted prices in active markets that are accessible at the measurement date of identical, unrestricted assets or liabilities.

Level 2 – Quoted prices in markets that are not active, or inputs that are observable, either directly or indirectly, for substantially the full term of the asset or liability; and

PLAN B ENTERPRISES, INC.
Condensed Notes to Financial Statements
September 30, 2015 and 2014
(unaudited)

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (Continued)

Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Advertising
The Company expenses advertising costs as they are incurred. Advertising expense amounted to $10,621 and $8,431 for the nine months ended September 30, 2015 and 2014, respectively.

Recently Issued Accounting Pronouncements
The Financial Accounting Standards Board has issued ASU No. 2014-09, Revenue from Contracts with Customers. This ASU supersedes the revenue recognition requirements in Accounting Standards Codification 605 – Revenue Recognition and most industry-specific guidance throughout the Codification. The standard requires that an entity recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the Company to be entitled in exchange for those goods and services. This ASU, for non-public companies, is effective for years beginning after December 15, 2018, and to interim periods within two years beginning after December 15, 2019, and should be applied retrospectively to each prior reporting period presented or retrospectively with the cumulative effect of initially applying the ASU recognized at the date of initial application. The Company has not yet determined the effect of this standard.

There are various other updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company's financial position, results of operations or cash flows.

3.      COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

Costs and estimated earnings on uncompleted contracts at September 30, 2015 and December 31, 2014 are summarized as follows:

	September 30, 2015	December 31, 2014

Costs incurred on uncompleted contracts	$4,368,909	$7,348,709
Estimated earnings on uncompleted contracts	1,502,343	2,458,485

	5,871,252	9,807,194
Billings to date	(6,539,530)	(9,941,024)

	$(668,278)	$(133,830)

Included in the accompanying balance sheet under the following captions:

	September 30, 2015	December 31, 2014

Costs and earnings in excess of contract billings	$1,097,465	$95,144
Less: Billings on contracts	(1,765,743)	(228,974)

	$(668,278)	$(133,830)

PLAN B ENTERPRISES, INC.
Condensed Notes to Financial Statements
September 30, 2015 and 2014
(unaudited)

4.      RELATED PARTY RECEIVABLE – PLAN D ENTERPRISES

Plan D Enterprises is a single member limited liability company (LLC). The member owner of this LLC is the same individual owning 100% of the Company’s outstanding stock. The $23,750 receivable, reported on the balance sheet, relates to funds advanced by the Company to the LLC for the purpose of real property acquisition.

5.      PROPERTY AND EQUIPMENT

Property and equipment is summarized as follows at September 30, 2015 and December 31, 2014:

	September 30, 2015	December 31, 2014

Furniture and equipment	$64,512	$60,400
Construction equipment	361,845	354,293
Vehicles	207,411	214,698
Leasehold improvements	13,396	13,396

Subtotal	647,164	642,787
Less: Accumulated depreciation	(218,580)	(146,639)

Net Property and Equipment	$428,584	$496,148

Depreciation expense for the nine months ended September 30, 2015 and 2014 was $78,597 and $57,886, respectively.

6.      LINE OF CREDIT

To provide for short-term cash requirements, the Company established a line of credit on March 10, 2014 with Tri Counties Bank to borrow up to $200,000 maturing on March 10, 2016. The minimum monthly payment is dependent upon the outstanding balance due. This is a variable rate revolving line of credit with a minimum interest rate of 4.750%. The outstanding balances, at September 30, 2015 and December 31, 2014, were as follows:

	September 30, 2015	December 31, 2014

Outstanding balance due	$137,340	$196,477

PLAN B ENTERPRISES, INC.
Condensed Notes to Financial Statements
September 30, 2015 and 2014
(unaudited)

7.      LONG-TERM DEBT

Long-term borrowings are summarized as follows:

	September 30, 2015	December 31, 2014

Business loan agreement with Tri Counties Bank
dated March 14, 2014, in the original amount of
$130,593, bearing interest at 4.950%. The loan
agreement calls for monthly payments of $2,466.12
and is scheduled to mature on March 14, 2019.
Proceeds from the loan were used to purchase
a pile driver and related equipment. The loan is
secured by the equipment.	$94,673	$112,855

Business loan agreement with Tri Counties Bank
dated April 9, 2014, in the original amount of
$250,000, bearing interest at 4.950%. The loan
agreement calls for monthly payments of $4,720.64
and is scheduled to mature on April 9, 2019.
Proceeds from the loan were used to purchase
racking inventory and related equipment. The loan
is secured by the inventory and equipment.	185,384	220,154

Subtotal	280,057	333,009
Less: Current portion	(74,043)	(71,362)

Long-term portion	$206,014	$261,647

The annual requirements to amortize long-term debt outstanding, as of September 30, 2015, are as follows:

	Principal	Interest	Total

2016	$74,043	$12,198	$86,241
2017	77,793	8,448	86,241
2018	81,732	4,509	86,241
2019	46,489	734	47,223

Totals	$280,057	$25,889	$305,946

8.      PURCHASE AGREEMENT

On April 7, 2014, the Company entered into a purchase agreement with Creotecc, LLC to purchase all their inventory and fixed assets for a cash price of $250,000. The Company took out a business loan with Tri Counties Bank dated April 9, 2014 for payment under this purchase agreement, see Note 8. The purchase price was allocated to inventory of $221,033 and fixed assets of $28,967. The Company assumed no liabilities, employees or customer contracts.

PLAN B ENTERPRISES, INC.
Condensed Notes to Financial Statements
September 30, 2015 and 2014
(unaudited)

9.      SUBSEQUENT EVENTS

The Company has evaluated subsequent events through December 18, 2015, the date that the condensed financial statements were available to be issued. No additional subsequent events have been identified that would require adjustment of or disclosure in the accompanying financial statements.

Solar3D, Inc. Purchase Agreement
On August 12, 2015, Solar3D, Inc., a provider of solar power solutions and the developer of a proprietary high efficiency solar cell, announced that it signed a definitive agreement to acquire 100% of the Company. The acquisition transaction closed on December 1, 2015. Solar3D paid $7 million for the Company, with $2.5 million paid in cash and 1,506,024 in Solar3D’s Series B Preferred Stock valued at $4.5 million. Following the acquisition, a new wholly owned subsidiary of Solar3D will be formed to continue operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder of
Plan B Enterprises, Inc.

We have audited the accompanying balance sheets of Plan B Enterprises, Inc. (the "Company") as of December 31, 2014 and 2013, and the related statements of income, stockholder equity, and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards established by the Public Company Accounting Oversight Board (United States of America).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the  effectiveness  of the Company's  internal  control over  financial  reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 10 to the financial statements, the Company’s sole shareholder signed a definitive agreement to sell his interest in the Company to Solar3D, Inc.   The transaction closed on December 1, 2015.

/s/ Liggett, Vogt & Webb, P.A
New York, New York
December 8, 2015

PLAN B ENTERPRISES, INC.
Balance Sheets
December 31, 2014 and 2013

	2014	2013
ASSETS

Current Assets:
Cash and cash equivalents	$339,381	$250
Accounts receivable, net	285,981	452,666
Related party receivable - Plan D Enterprises	23,750	23,750
Employee loan receivable	4,200	-
Costs in excess of billings	95,144	55,663
Inventory	257,092	-
Prepaid expenses	48,000	1,600

Total Current Assets	1,053,548	533,929

Property and Equipment
Property and equipment	642,787	299,458
Less: Accumulated depreciation	(146,639)	(90,628)

Net Property and Equipment	496,148	208,830

Total Assets	$1,549,696	$742,759

LIABILITIES AND STOCKHOLDER EQUITY

Current Liabilities:
Accounts payable and accrued expenses	$42,608	$132,115
Bank overdraft	-	8,787
Customer deposits	29,105	-
Line of credit	196,477	18,081
Billings in excess of costs	228,974	202,348
Current portion of long-term debt	71,362	-

Total Current Liabilities	568,526	361,331

Long-Term Liabilities:
Long-term debt, net of current portion	261,647	-

Total Long-Term Liabilities	261,647	-

Total Liabilities	830,173	361,331

Commitments and Contingencies

Stockholder Equity:
Common stock, no par value, 100,000 shares authorized, 1,000 shares issued and outstanding	37,217	37,217
Retained earnings	682,306	344,211

Total Stockholder Equity	719,523	381,428

Total Liabilities and Stockholder Equity	$1,549,696	$742,759

See the accompanying notes to these financial statements.

PLAN B ENTERPRISES, INC.
Statements of Income
For The Years Ended December 31, 2014 and 2013

	2014	2013

Revenues	$8,098,351	$3,167,225

Costs of revenues	6,577,533	2,452,350

Gross Profit	1,520,818	714,875

Operating Expenses
General and administrative expenses	845,776	470,751

Total Operating Expenses	845,776	470,751

Net Income Before Other Income (Expenses)	675,042	244,124

Other Income (Expenses):
(Loss) on sale of assets	(676)	-
Interest Expense	(20,110)	(1,425)
Other income	12,230	-

Total Other Income (Expenses)	(8,556)	(1,425)

Income Before Income Taxes	666,486	242,699

Income Tax Expense	(11,905)	(1,477)

Net Income	$654,581	$241,222

See the accompanying notes to these financial statements.

PLAN B ENTERPRISES, INC.
Statements of Stockholder Equity
For the Years Ended December 31, 2014 and 2013

	Common stock		Retained
	Shares	Amount	Earnings	Total
Balance at January 1, 2013	1,000	$37,217	$108,140	$145,357

Distributions to Stockholder's	-	-	(5,151)	(5,151)

Net income	-	-	241,222	241,222

Balance at December 31, 2013	1,000	37,217	344,211	381,428

Distributions to Stockholder's	-	-	(316,486)	(316,486)

Net income	-	-	654,581	654,581

Balance at December 31, 2014	1,000	$37,217	$682,306	$719,523

See the accompanying notes to these financial statements.

PLAN B ENTERPRISES, INC.
Statements of Cash Flows
For The Years Ended December 31, 2014 and 2013

	2014	2013

Cash Flows From Operating Activities:
Net income	$654,581	$241,222
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	80,136	38,999
Loss on sale of asset	676	-
Changes in Assets and Liabilities:
(Increase) Decrease in:
Accounts receivable	166,685	62,399
Advances	-	1,400
Related party receivable	-	422
Employee loan receivable	(4,200)	-
Costs in excess of billings	(39,481)	(44,271)
Inventory	(257,092)	-
Prepaid expenses	(46,400)	11,176
Increase (Decrease) in:
Accounts payable and accrued expenses	(89,508)	87,804
Customer deposits	29,105	-
Line of credit	-	-
Stockholder loan payable	-	-
Billings in excess of costs	26,626	(238,520)

Net Cash Provided by Operating Activities	521,128	160,631

Cash Flows From Investing Activities:
Acquisition of property and equipment	(368,424)	(87,909)
Proceeds from asset sale	295	-

Net Cash (Used in) Investing Activities	(368,129)	(87,909)

Cash Flows From Financing Activities:
Proceeds from long-term borrowings	380,593	-
Payment of stockholder loan payable	-	(30,000)
Payment of bank overdraft	(8,787)	(29,097)
Proceeds from (Payments to) line of credit	178,396	(8,467)
Payments on long-term borrowings	(47,584)	-
Stockholder distributions	(316,486)	(5,151)

Net Cash Provided by (Used in) Financing Activities	186,132	(72,715)

Net Increase in Cash and Cash Equivalents	339,131	7

Cash and Cash Equivalents, Beginning of Year	250	243

Cash and Cash Equivalents, End of Year	$339,381	$250

Supplemental Disclosures of Cash Flow Information:
Interest paid	$26,235	$2,257

California state income taxes paid	$1,996	$960

See the accompanying notes to these financial statements.

PLAN B ENTERPRISES, INC.
Notes to Financial Statements
December 31, 2014 and 2013

1.      ORGANIZATION AND LINE OF BUSINESS

Organization
Plan B Enterprises, Inc. (d/b/a Elite Solar & Universal Racking Solutions) (the “Company”) was incorporated as an S-Corporation in the State of California on August 24, 2011. The Company operations are based in Durham, California.

Nature of Business
The Company designs and installs photovoltaic systems for residential, commercial, agricultural, and municipal customers.

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of the Company is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition
Revenues and related costs on construction contracts are recognized using the “percentage of completion method” of accounting in accordance with ASC 605-35, Accounting for Performance of Construction Type and Certain Production Type Contracts (“ASC 605-35”). Under this method, revenues and related expenses are recognized over the performance period of the contract in direct proportion to the costs incurred as a percentage of total estimated costs for the entirety of the contract. Costs include direct material, direct labor, subcontract labor, and any allocable indirect costs. All un-allocable indirect costs and corporate general and administrative costs are charged to the periods as incurred. However, in the event a loss in a contract is foreseen, the Company will recognize the loss as it is determined. The Asset, “Costs in excess of billings”, represents costs and revenues recognized in excess of amounts billed on contracts in progress. The Liability, “Billings in excess of costs”, represents billings in excess of costs and revenues recognized on contracts in progress.

Revisions in cost and profit estimates during the course of the contract are reflected in the accounting period in which the facts for the revisions become known. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions, and final contract settlements, may result in revisions to costs and income, which are recognized in the period the revisions are determined.

While construction contracts are the primary source of income for the Company, the Company also sells racking system materials and supplies to third parties. Revenues and expenses related to this activity are recognized on the accrual basis of accounting.

Accounts Receivable
The Company performs ongoing credit evaluation of its customers. Management closely monitors outstanding receivables based on factors surrounding the credit risk of specific customers, historical trends, and other information, and records bad debts using the direct write-off method. Generally accepted accounting principles require the allowance method be used to reflect bad debts, however, the effect of the use of the direct write-off method is not materially different from the results that would have been obtained had the allowance method

PLAN B ENTERPRISES, INC.
Notes to Financial Statements
December 31, 2014 and 2013

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (Continued)

been followed. Accounts receivable are presented net of an allowance for doubtful accounts of $0 at December 31, 2014 and 2013.

Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, demand deposits with banks, and all highly liquid investments with original maturities of three months or less.

Concentration Risk
Cash includes amounts deposited in financial institutions in excess of insurable Federal Deposit Insurance Corporation (FDIC) limits. At times throughout the year, the Company may maintain cash balances in certain bank accounts in excess of FDIC limits. The company has not experienced any losses in such accounts and believes it is not exposed to any significant risk in these accounts. At December 31, 2014 and 2013, there were no cash balances over the federal insurance limit.

Inventory
Inventory is valued at lower of cost or market and is determined by the first-in, first-out method and is comprised of finished goods.

Property and Equipment
Property and equipment are stated at cost, and expenditures for additions, improvements, and betterments, if material, are generally capitalized. Normal repairs and maintenance are expensed. The cost of assets retired or otherwise disposed of and the related accumulated depreciation are eliminated from the accounts and the resulting gain or loss is reflected in the statement of income.

Depreciation on property and equipment is computed using the straight-line method over estimated useful lives as follows:

Furniture and equipment	5 – 7 Years
Construction equipment	5 – 7 Years
Vehicles	5 – 7 Years
Leasehold improvements	7 – 15 Years

Fair Value of Financial Instruments
The carrying amount of cash, contract receivable and accounts payable, as applicable, approximates fair value due to the short term nature of these items in relation to current market conditions.

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. Assets and liabilities that are measured at fair value are reported using a three-level fair value hierarchy that prioritizes the inputs used to measure fair value. This hierarchy maximizes the use of observable inputs and minimizes the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

Level 1 – Unadjusted quoted prices in active markets that are accessible at the measurement date of identical, unrestricted assets or liabilities.

Level 2 – Quoted prices in markets that are not active, or inputs that are observable, either directly or indirectly, for substantially the full term of the asset or liability; and

Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

 PLAN B ENTERPRISES, INC.
Notes to Financial Statements
December 31, 2014 and 2013

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (Continued)

As of December 31, 2014 and 2013, the Company did not identify any other non-recurring assets and liabilities that are required to be presented in the balance sheets at fair value in accordance with ASC Topic 825, Financial Instruments.

Advertising
The Company expenses advertising costs as they are incurred. Advertising expense amounted to $10,236 and $7,997 for December 31, 2014 and 2013, respectively.

Income Taxes
The Company elected S Corporation status effective January 1, 2012. Earnings and losses after that date are included in the personal income tax returns of the stockholder and taxed depending on personal tax strategies. For federal tax purposes, the Company will not incur income tax obligations, and the financial statements do not include a provision for federal income taxes.

The Company is required to pay California income taxes at the rate of 1.50% on net taxable income. Generally accepted accounting principles require a provision for income taxes in addition to the recognition of deferred tax assets and liabilities. However, the income tax expense reported in the financial statements only includes the actual tax return tax obligation for the respective year. This tax reporting determination does not materially vary from the reporting required by generally accepted accounting principles.

For the years ended December 31, 2014 and 2013, the California income tax expense totaled $11,905 and $1,477, respectively.

Recently Issued Accounting Pronouncements
The Financial Accounting Standards Board (FASB) has issued ASU No. 2014-09, Revenue from Contracts with Customers. This ASU supersedes the revenue recognition requirements in Accounting Standards Codification 605 – Revenue Recognition and most industry-specific guidance throughout the Codification. The standard requires that an entity recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the Company to be entitled in exchange for those goods and services. This ASU, for non-public companies, is effective for years beginning after December 15, 2018, and to interim periods within two years beginning after December 15, 2019, and should be applied retrospectively to each prior reporting period presented or retrospectively with the cumulative effect of initially applying the ASU recognized at the date of initial application. The Company has not yet determined the effect of this standard.

There are various other updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company's financial position, results of operations or cash flows.

3.      COSTS AND ESTIMATED EARNINGS ON CONTRACTS

Costs and estimated earnings on contracts at December 31, 2014 and 2013 are summarized as follows:

	2014	2013

Costs incurred on contracts	$7,348,709	$2,961,195
Estimated earnings on contracts	2,458,485	1,036,923

	9,807,194	3,998,118
Billings to date	(9,941,024)	(4,144,803)

	$(133,830)	$(146,685)

PLAN B ENTERPRISES, INC.
Notes to Financial Statements
December 31, 2014 and 2013

3.      COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS – (Continued)

Included in the accompanying balance sheet under the following captions:

	2014	2013

Costs in excess of billings	$95,144	$55,663
Less: Billings in excess of costs	(228,974)	(202,348)

	$(133,830)	$(146,685)

4.      RELATED PARTY RECEIVABLE – PLAN D ENTERPRISES

Plan D Enterprises. is a single member limited liability company (LLC). The member owner of this LLC is the same individual owning 100% of the Company’s outstanding stock. The $23,750 receivable, reported on the balance sheet, relates to funds advanced by the Company to the LLC for the purpose of real property acquisition.

5.      PROPERTY AND EQUIPMENT

Property and equipment is summarized as follows at December 31, 2014 and 2013:

	2014	2013

Furniture and equipment	$60,400	$20,586
Construction equipment	354,293	157,012
Vehicles	214,698	121,860
Leasehold improvements	13,396

Subtotal	642,787	299,458
Less: Accumulated depreciation	(146,639)	(90,627)

Net Property and Equipment	$496,148	$208,831

Depreciation expense for the years ended December 31, 2014 and 2013 was $80,136 and $38,999, respectively.

6.      LINE OF CREDIT

To provide for short-term cash requirements, the Company established a line of credit on March 10, 2014 with Tri Counties Bank to borrow up to $200,000 maturing on March 10, 2015. The maturity date was subsequently extended to March 10, 2016. The Company paid off the outstanding balance on their line of credit in the prior year with Tri Counties Bank with proceeds from this line. The minimum monthly payment is dependent upon the outstanding balance due. This is a variable rate revolving line of credit with a minimum interest rate of 4.750%. The outstanding balances, at December 31, 2014 and 2013 were as follows:

	2014	2013

Tri Counties Bank - 2014 line of credit	$196,477	$-
Tri Counties Bank - 2013 line of credit	-	18,081
Outstanding balance due	$196,477	$18,081

PLAN B ENTERPRISES, INC.
Notes to Financial Statements
December 31, 2014 and 2013
7.      LONG-TERM DEBT

Long-term borrowings are summarized as follows:

	2014	2013

Business loan agreement with Tri Counties Bank
dated March 14, 2014, in the original amount of
$130,593, bearing interest at 4.950%. The loan
agreement calls for monthly payments of $2,466.12
and is scheduled to mature on March 14, 2019.
Proceeds from the loan were used to purchase
a pile driver and related equipment. The loan is
secured by the equipment.	$112,855	$-

Business loan agreement with Tri Counties Bank
dated April 9, 2014, in the original amount of
$250,000, bearing interest at 4.950%. The loan
agreement calls for monthly payments of $4,720.64
and is scheduled to mature on April 9, 2019.
Proceeds from the loan were used to purchase
racking inventory and related equipment. The loan
is secured by the inventory and equipment.	220,154	-

Subtotal	333,009	-
Less: Current portion	(71,362)

Long-term portion	$261,647	$-

The annual requirements to amortize long-term debt outstanding, as of December 31, 2014, are as follows:

	Amount	Interest	Total

2015	$71,362	$14,879	$86,241
2016	74,975	11,266	86,241
2017	78,772	7,469	86,241
2018	82,761	3,480	86,241
2019	25,139	241	25,380

Totals	$333,009	$37,335	$370,344

8.      COMMITMENT AND CONTINGENCIES

Operating Leases
The Company has a month-to-month agreement with the shareholder of the Company for office space at its Durham, California location.  Rent expense was $31,264 and $19,800 for the years ended December 31, 2014 and 2013, respectively.

Litigation
From time to time, the Company may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. The Company is currently not party to any such legal proceedings that believes will have, individually or in the aggregate, a material adverse effect on our business, financial condition or operating results.

PLAN B ENTERPRISES, INC.
Notes to Financial Statements
December 31, 2014 and 2013

9.      PURCHASE AGREEMENT

On April 7, 2014, the Company entered into a purchase agreement with Creotecc, LLC to purchase all their inventory and fixed assets for a cash price of $250,000. The Company took out a business loan with Tri Counties Bank dated April 9, 2014 for payment under this purchase agreement, see Note 8. The purchase price was allocated to inventory of $221,033 and fixed assets of $28,967. The Company assumed no liabilities, employees or customer contracts.

10.      SUBSEQUENT EVENTS

The Company has evaluated subsequent events through December 8, 2015, the date that the financial statements were available to be issued. No additional subsequent events have been identified that would require adjustment of or disclosure in the accompanying financial statements.

Solar3D, Inc. Purchase Agreement
On August 12, 2015, Solar3D, Inc., a provider of solar power solutions and the developer of a proprietary high efficiency solar cell, announced that it signed a definitive agreement to acquire 100% of the Company. The acquisition transaction closed on December 1, 2015. Solar3D paid $7 million for the Company, with $2.5 million paid in cash and 1,506,024 in Solar3D’s Series B Preferred Stock valued at $4.5 million. Following the acquisition, a new wholly owned subsidiary of Solar3D will be formed to continue operations.